SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549




                            FORM 8-K

                         CURRENT REPORT


                  Pursuant to Section 13 of the
                 Securities Exchange Act of 1934





                         Date of Report
        (Date of earliest event reported): March 17, 1997


                  PRIME RECEIVABLES CORPORATION
       (Originator of the Prime Credit Card Master Trust)

                       9111 Duke Boulevard
                     Mason, Ohio  45040-8999
                         (513) 573-2037


 Delaware                       31-1359594                 0-21118
(State of Incorporation)       (IRS I.D. No.)      (Commission File Number)





____________________________________________________________________________



Item 5. Other Events.

        None





Item 7.
Financial Statements, Pro Forma Financial Information, and
        Exhibits.

        The following Exhibits are filed with this Report:

        28.70   Settlement Statement of the Trust
                for the period ended March 1, 1997
                and the related distributions made
                on March 17, 1997.








    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PRIME RECEIVABLES CORPORATION



Date: March 26, 1997             By: /s/  David W. Dawson
                                      David W. Dawson,
                                      Treasurer





                        INDEX TO EXHIBITS


Exhibit                                     Sequentially
Number                   Exhibit            Numbered Page



28.70       Settlement Statement of the Trust
            for the period ended March 1,1997
            and the related distributions made
            on March 17, 1997.